UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-27002                     94-3333649
         --------                      -------                     ----------
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

         Item 8.01 Other Events
         ----------------------

         International DisplayWorks, Inc. (the "Company") announced that its Chief Financial Officer, Jeffrey Winzeler, will make a presentation at the C.E. Unterberg, Towbin Emerging Growth Opportunities Conference at 11:35 a.m. (Eastern) on July 13, 2005. Mr. Winzeler will discuss our product portfolio, manufacturing competencies, growth strategy, financial highlights, acquisition of the Beijing manufacturing operations and business of Three-Five Systems, and the ongoing progress related to the LCD manufacturing equipment used in the production of advanced color displays. The conference is being webcast. A link to the webcast is available at the Company's site at http://www.idw.com or http://www.wsw.com/webcast/ceut2/idwk/. A copy of the press release is attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

         Item 9.01 Financial Statements and Exhibits
         -------------------------------------------

         Exhibit No.            Exhibit Description
         -----------            -------------------
              99                Press Release titled "International Displayworks
                                to Present at C.E. Unterberg, Towbin Emerging
                                Growth Opportunities Conference"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware corporation


                             /s/ Alan M. Lefko
Dated:June 21, 2005          ----------------------------------
                             Alan M. Lefko,
                             Vice President Finance

                                  EXHIBIT INDEX




         Exhibit No.            Exhibit Description
         -----------            -------------------
              99                Press Release titled "International Displayworks
                                to Present at C.E. Unterberg, Towbin Emerging
                                Growth Opportunities Conference"